Exhibit 99.1

Corporate Presentation Fall 2021 Ticker: GCEH Exchange: OTCQX

Disclaimer This presentation contains forward-looking statements reflecting management's current assumptions, projections, expectations, targets, intentions or beliefs about future events or other statements that are not historical facts. These forward-looking statements can be identified with words such as "expects", "plans", "projects", "potential", "suggests", "may", or similar expressions. The forward-looking statements in this presentation involve known and unknown risks, uncertainties and other factors that may cause the actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Forward-looking statements in this presentation include, without limitation, statements regarding the future cost of Camelina feedstock, our ability to cultivate Camelina in forecasted amounts, the achievement of anticipated low carbon intensity scores of our products, the operation and development of our Bakersfield, California biorefinery, the market size of our products, and the availability of the capital needed to expand our refinery and related operations. For more detailed information about the risks and uncertainties that could cause actual results to differ materially from those implied by, or anticipated in, these forward-looking statements, please refer to the Risk Factors section of our Annual Report on Form 10-K and subsequent updates that may be contained in our Quarterly Reports on Form 10-Q and current reports on Form 8-K on file with the SEC. Forward-looking statements speak only as to the date they are made. Except as required by law, we do not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. This presentation does not constitute an offer to sell or buy securities, and no offer or sale will be made in any state or jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. (i)

1. Company Overview 2. Investment Highlights 3. Business Overview 4. Appendix 2 Table of Contents

Company Overview

Global Clean Energy Holdings at a Glance

We are the only fully-integrated and nonfood-based renewable fuels producer in the world

Origin Story

- Addressing the root problem – **Feedstock Scarcity & Supply/Cost**
- **Tenured history** in **feedstock development** is the foundation of our business

Renewable Fuels Innovator

- **Differentiated** renewable fuels **process** that aims to **solve** the industry wide **feedstock conundrum**
- Developer of **sustainable**, ultra-low carbon feedstock technology & **patent protected** intellectual property

Proprietary Feedstock Cultivator

- Largest **nonfood-based energy crop** (Camelina) producer in North America
- Over **15 years** of commercial cultivation **across 24 states** plus Canada, with substantial acreage **currently under commercial cultivation** in **six states**

Advantaged Renewable Fuels Producer

- Owner of a **strategically positioned** 230MMGPY Biorefinery in Bakersfield, CA
- **Regionally advantaged** within a large demand center (San Joaquin Valley) and close proximity to Los Angeles and San Francisco
- **Scalable growth** platform targeting multiple downstream renewable fuels end-markets

Industry Leader with Relationships

- **Strategic relationships** with various industry leaders
- Growth platform underscored by a **long-term, take-or-pay** renewable diesel ("RD") **offtake contract** with ExxonMobil

27 proprietary patents and patent applications

6 States currently have substantial acreage under commercial cultivation

1 Brownfield Biorefinery conversion



WA
MT
OR
ID
WY
CA
CO
KS
OK
Truck delivery
Direct rail access
Oilseed crusher
LA delivery
Biorefinery
States currently with commercial cultivation of our proprietary Camelina
States with planned commercial cultivation of our proprietary Camelina
Planned aggregation sites

Global clean energy

4

The Renewable Fuels Feedstock Conundrum

- The **finite** amount of sustainable **feedstock constrains** the **production** of renewable fuels
- **Producers** need to **choose** between pursuing **abundant feedstocks** or **proven technologies**
  - Abundant feedstocks require advanced technologies
  - Proven technologies use competitive feedstocks
- GCEH aims to **solve the issue** with our **proprietary Camelina feedstock** and **proven technology**



Feedstock Category
Practical Feedstock Availability (million metric tons / year)
Examples
Proven Technologies
Waste and residue lipids
40
Used cooking oil (industrial or private sources)
Animal waste fat (tallow)
Other (i.e. tall oil, technical corn oil, fish oil, POME, PFAD)
Oil trees on degraded land
85
Jatropha, pongamia
Oil-cover crops
70
Camelina, carinata, pennycress
Advanced Technologies
Cellulosic cover crops
Miscanthus, switchgrass, reed cannarygrass
1,100
Agricultural residues
Rice straw, sugar cane bagasse, other (i.e. corn stover, cereal residues)
660
Forestry residues
Left overs from logging operations (i.e. leaves, lops, tops, damaged or unwanted stem wood)
580
Wood-processing waste
320
By-products and co-products of industrial wood-processing operations (i.e. sawmill slabs, saw dust, wood chip)
Municipal solid waste
May contain up to 20% non-reusable plastics; typically inefficient to separate organics and plastic
960

Sources: World Economic Forum ("WEF") and McKinsey & Company's Clean Skies for Tomorrow November 2020 Insight Report.
Note: The WEF excludes unsustainable feedstock from its report (i.e. corn) as the indirect emissions from converting unsustainable feedstock into fuel largely offset the environmental benefit (i.e. lower direct emissions).

5

Global clean energy

Our Farm-to-Fuel Strategy

We utilize a differentiated, vertically-integrated, farm-to-finished fuel strategy

Upstream (Sustainable Oils "SusOils")
- Genetics, Breeding, & Soils Science
- Farming & Technology

Midstream
- Material Handling
- Transportation

Downstream (Bakersfield Renewable Fuels "BKRF")
- Feedstock Processing
- Renewable Fuels Refining
- ExxonMobil Sales

Livestock Feed Sales

Global clean energy

- Develop proprietary, ultra-low carbon, nonfood-based crop technologies (Camelina) for use as renewable feedstocks
- Contract directly with farmers to grow our proprietary Camelina, which will be used as feedstock at our Biorefinery
- Maximize supply chain efficiencies through strategic relationships and well-positioned midstream assets
- Process our proprietary feedstock at our 230 million gallon per year (15,000 bpd) nameplate capacity renewable fuels biorefinery strategically located in California
- Contract to sell our renewable diesel under a long-term arrangement through our strategic relationship with ExxonMobil

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Global clean energy

Investment Highlights

1 Vertically - Integrated, Sustainable, Scalable, “Farm - to - Fuel” Solution 2 Ample Access to Reliable Feedstock for BKRF 3 Long - Term Offtake Agreement with ExxonMobil Provides Margin Certainty 4 Ultra - Low Carbon Intensity (“CI”) Score Drives Higher RD Value 5 Proprietary Feedstock with Leading Value Proposition 6 Strategically Located Biorefinery with Early Entrant Advantage 7 Favorable Industry Trends and Regulatory Environment Supports Long - Term RD Growth Investment Highlights 8

Vertical integration enables us to further our goal of profitably producing “below zero carbon” renewable fuels while also creating a positive impact on food security by easing the demand on food crops for fuel production Non - Vertically Integrated Renewable Fuel Producers Traditional Ag / Renewable Feedstock C ompanies Sustainable, Nonfood - Based Feedstock Technology Ample Feedstock Availability (Supply Assurance) Full Control over Finished Fuel Carbon Intensity Optimized / Low - Cost Supply Chain Advantage Revenue Generation from Seed / Meal Sales Revenue Generation from Co - Product Sales Long - Term , Price Established Contracts & Offtake Visibility (1) Vertically - Integrated, Sustainable, Scalable Solution Our vertical integration gives us a number of advantages relative to peers 9 1 Source: Management expertise. (1) ExxonMobil Offtake Agreement based upon both a fixed and variable price.

2

Ample Access to Reliable Feedstock for BKRF

GCEH Feedstock Advantages

Camelina	Conventional
✓ Secure feedstock source with scalable growth	✗ Exposure to market based drivers & price competition
✓ Stable, contract-based pricing	✗ Subject to price volatility due to potential supply / demand imbalances
✓ Lower relative CI Score	✗ Higher relative CI score
✓ Nonfood-based crop with low relative water usage	✗ Competes with food crops / industry
✓ Ability to grow on fallow or double cropped land	✗ Negative impact on food security and sustainability
✓ Provides farmers with additional revenue opportunities	
✓ Long-term licensing potential	
✓ Patent protected	
✓ RED II compliant	

Relative Feedstock Prices[1]



Feedstock Costs ($/gal)
Camelina Feedstock Cost[2]
Jan-17
Apr-17
Jul-17
Oct-17
Jan-18
Apr-18
Jul-18
Oct-18
Jan-19
Apr-19
Jul-19
Oct-19
Jan-20
Apr-20
Jul-20
Oct-20
Jan-21
Apr-21
Tallow
UCO
SBO
DCO
Camelina Oil

Source: FactSet.
Note: Feedstock prices based on monthly averages.
(1) Department of Energy ("DOE") lb/gal conversion assumptions for Tallow (8.0x), Used Cooking Oil (7.5x), Soybean Oil (7.5x) and Corn Oil (8.2x).
(2) Camelina feedstock cost based on Management estimates as the Company ramps up Camelina production.

10

3

Long-Term Offtake Agreement with Oil Major

Strategic relationship with ExxonMobil expected to provide long-term offtake and margin certainty

Large-Scale, Blue-Chip Customer

- ExxonMobil has the **right to purchase** all renewable diesel produced at the Bakersfield Biorefinery under **two contracts**: a Product Offtake Agreement ("POA") and a Term Purchase Agreement ("TPA")

Long-Term Contracts

- Both agreements have a **five-year term** with ExxonMobil holding the **option to extend** for an additional five year term

Volume Commitment

- POA covers **105 MMGPY** (~50% of expected run-rate RD production)
- TPA covers any renewable diesel production above the POA

Established Structure with Upside Sharing

- Our POA with ExxonMobil will generate a **stable long term margin** with **mutually benefitting upside sharing** potential while **mitigating feedstock cost** volatility risk
- The POA agreement significantly **mitigates margin volatility while enhancing feedstock and profitability flexibility** as Camelina production ramps

	POA	TPA
Customer	ExxonMobil	
Type	Take-or-Pay	Option
Pricing	Establishes defined margin with upside sharing	Market based
Term	Five years[1]	Five years[1]
Volume Commitment	105 MMGPY	Any additional volumes above POA

(1) ExxonMobil has the option to extend for one additional five year term.

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Global clean energy

7.07 23.57 25.31 32.81 33.71 61.29 100.45 $2.09 $1.68 $1.64 $1.45 $1.43 $0.74 $- $0.50 $1.00 $1.50 $2.00 0 20 40 60 80 100 120 Camelina (with meal credit) Camelina (without meal credit) UCO DCO Tallow SBO Diesel Feedstock Type Not all renewable fuels are equal (Lower CI = higher LCFS credits) ▪ Camelina has the potential to receive the lowest CI score of available RD feedstock on the market ▪ GCEH’s Camelina California Air Resources Board (“CARB”) approved pathway has a CI score of ~ 23 , reflecting ~$ 1.68/gal of LCFS credits ▪ Including a potential meal credit, our Camelina’s CI score could be reduced to ~7 and generate upwards of ~$ 2.09/gallon of LCFS credits ▪ In the future, with carbon capture & sequestration (CCS), Camelina could potentially produce RD with a below zero CI score CI Score = ~7 (with meal credit) LCFS = $ 2.09/gal (with meal credit) Low Carbon Fuel Standard (“LCFS) Credit Value ($/gal) Carbon Intensity (C0 2 e / MJ) Ultra - Low Carbon Intensity Score Utilization of ultra - low carbon Camelina feedstock drives higher RD product values 12 4 Source: CARB GREET 3.0 pathways (DCO excludes East Kansas Agri - Energy and Jaxon pathways). Note: LCFS price per credit assumes 2Q 2021 LCFS credit weighted average, CA LCFS Benchmark assumes 2021 CARB benchmark of 91.25 and RD energy density of 129,652,648.24. Camelina CI score with meal credit of 7.07 is a Management estimate and has yet to be approved by CARB.

Camelina with Meal Credit (7.07 CI) Camelina without Meal Credit (23.57 CI) UCO (25.31 CI) Tallow (33.71 CI) DCO (32.81 CI) Soy (61.29 CI) $0.00 $1.00 $2.00 $3.00 $4.00 Gross Margin/Gal Proprietary Feedstock & Leading Value Proposition Camelina has the potential to displace other feedstocks due to its sustainability and economic advantage 13 5 ▪ While the Bakersfield Biorefinery will partially rely on alternative feedstock, the ExxonMobil Offtake Agreement will provide margin protection ▪ Once the Bakersfield Biorefinery is fully supplied with Camelina , SusOils can leverage the relatively advantaged gross margin to sell to third parties ▪ Once in the refinery, Camelina oil is chemically similar to soybean oil, so all active biorefineries using soybean oil can run Camelina ▪ Camelina oil production is highly scalable because of its benefits to the farmers growing it: ‒ It grows on fallow land , requires no incremental harvesting equipment and has a low breakeven yield level Source: FactSet, USDA, EPA, DOE lb/gal conversion assumptions and CARB GREET 3.0 pathways (DCO excludes East Kansas Agri - Energy and Jaxon pathways ). Note: 2Q 2021 average used for corn oil, soybean oil, tallow, used cooking oil, diesel, LCFS credit weighted average and D4 RIN prices. May 2021 Joint Auction Price used for CCA Price, RD CCA Avoidance set at 0.01024 mtCO2e/gal, Camelina oil price based on Management estimates, RD energy density of 129,652,648.24 and California LCFS benchmark CI of 91.25. More than 8 x higher margins for Camelina compared to Soy

6

Strategically Located with Early Entrant Advantage

Bakersfield is positioned in the advantageous California market with a timing and capacity advantage


Peer B
45MMGPY
Peer C
45MMGPY
Global clean energy
230MMGPY(1)
Peer A
250MMGPY

GCEH is years ahead of its peers (timeline of capacity additions) in terms of first production


2022
2023
2024
2025
Global clean energy

14

Note: Listed capacities based on nameplate renewable fuels production capacity. Peer Group is AMTX, GEVO and REGI.
(1) Facility expected to produce ~210MMGPY of RD plus other renewable co-products.

Renewable diesel demand growth is being driven by growing federal and state level renewable fuels mandates ▪ RD benefits from the Renewable Fuel Standard ( “RFS”, LCFS, Blender’s Tax Credit (“BTC”) and Renewable Energy Directive (“RED II”) ▪ Lack of a blend wall gives RD a substantial advantage ▪ Strong pipeline of further LCFS adoption aimed at reducing emissions, reinforcing long - term RD demand growth expectations RD N.A. Demand Outlook (MMgal/yr) 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 CA OR BC Canada WA N.A. RD demand could grow at nearly a 20% CAGR over the next ten years Favorable Industry Trends & Regulation Lack of a blend wall and increasing regulatory support driving renewable diesel demand 15 7 Source: Simmons Energy | A Division of Piper Sandler equity research and S&P Global Platts. LCFS passed & in effect Likely future LCFS LCFS passed & soon to be implemented Adopted Transportation and Climate Initiative (“TCI”) Considering TCI

Business Overview

Global Clean Energy Holdings Business Strategy

Integrated solution anchored by our proprietary, sustainable feedstock solution & Biorefinery operations

1. **Reduce Feedstock Costs through Proprietary Technology**
2. **Further Expand Margin through Lower CI Scores to Maximize Revenue**
3. **Enhance Cash Flow Visibility through Long-term Contracts**
4. **Leverage Vertical Integration Approach and Strategic Relationships to Scale the Business**

Global clean energy

Global Clean Energy Holdings

SusOils

- Our upstream operations are conducted through our **wholly owned subsidiary**, **SusOils**
- SusOils will provide Camelina oil for use as feedstock at our Biorefinery
- SusOils also sells **patented** Camelina seed to farmers and crushed Camelina meal to third party livestock operators

BKRF

- Our downstream operations are conducted through our **wholly owned subsidiary**, **BKRF**
- BKRF's **cornerstone asset** consists of the Bakersfield Biorefinery, which is targeted to be operational in **Q1 2022**
- The facility will sell RD to ExxonMobil through **long-term contracts**

Strategic Relationships

ExxonMobil

CHS

HALDOR TOPSOE

BNSF

Global clean energy

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Upstream Operations

We will contract directly with growers / farmers to cultivate, grow and produce our proprietary Camelina

Camelina Cultivation Strategy

- **Contract with farmers** to **grow Camelina grain** that will be processed into **oil for use in Bakersfield Biorefinery**
- Distribute **certified** Camelina grower seed to farmers through **strong relationship** with CHS Inc., an agribusiness cooperative owned by farmers
- Farmers plant the seeds using fertilizers, chemicals and other supplies **through grower cooperatives**
- Pay farmers on a **per pound** of harvested grain basis

14 Years of Plant Science / R&D Work



Camelina Grower Pipeline

*We have identified nearly **50 million** target acres for potential Camelina cultivation across eight states*

*We currently have **substantial acreage** under commercial cultivation across six states*

*Average Acreage Owned per Operator = **>6,000***



WA
OR
ID
MT
WY
CA
CO
KS
OK

Biorefinery
States currently with commercial cultivation of our proprietary Camelina
States with planned commercial cultivation of our proprietary Camelina

State	# of Farming Operations	Target Acres
Washington	1,700	5.5MM
Montana	1,300	15MM
Oregon	410	1.5MM
Idaho	60	300K
Wyoming	20	400K
Colorado	900	5.5MM
Kansas	2,800	11.3MM
Oklahoma	2,100	7.6MM

Source: Management estimates.

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Upstream Operations Cont'd

SusOils' efficient, asset-light business model allows for ease of scalability and adds to farmer's bottom lines

Key Benefits to Farmers

- **Minimal excess costs** for growers as farmers can utilize existing **equipment already owned**
- **Additive acreage** that creates an **incremental revenue stream** for farmers due to lack of competition with other crops
- Extremely **low breakeven** cost per acre drives value proposition
- Grown on **empty (fallow) land** during field rotation cycles and **does not displace food** or create indirect land use change
- Very **resilient crop** due to **low water consumption** needs and relative resistance to crop-related disruptions (insects, etc.)

Key SusOils Attributes

- **Minimal** capital expenditure required to run / grow the business due to **asset light** nature of the strategy
- **Ease of scalability** through the utilization of existing land already being farmed
- **Minimizes need** for dependency on **third parties** across the **supply chain**
- **Maximum value extraction** through the utilization of existing supply chain
- **Minimal incremental infrastructure** required to support long-term growth given logistics **already in place**

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Global clean energy

States with current commercial cultivation States with planned commercial cultivation Location of the Biorefinery BNSF Mainlines Midstream Operations Our Biorefinery is strategically located on the BNSF Railway mainline , providing enhanced interconnectivity and ease of access to regions where we are currently, commercially cultivating our proprietary Camelina crop 20 GCEH Owned Infrastructure Type Capacity Rail loading / unloading 20 bays Truck Racks 8 racks Total Storage 3 .3 MM barrels Planned aggregation sites

Downstream Operations

Our strategically located production facility will be the largest Biorefinery on the Western U.S.

Bakersfield Biorefinery Overview	
Location	Bakersfield, California
Capacity	230 MMGPY (15,000 BPD) nameplate throughput capacity(1)
Expected Commercial Operations Date	Q1 2022
Total CapEx (Amount Spent)	$420MM(2) ($279MM(3))
Infrastructure	Grid power, natural gas, steam, electricity, fiber / controls, rail access and bypass gas pipeline access
Logistics	8-bay truck rack, railcar facilities on mainline BNSF system with San Joaquin Valley Railroad / Union Pacific Railroad potential, and pipeline access
Feedstock Flexibility	Phase 1: Vegetable oils (i.e., soy, Camelina), Fats / Oils / Grease ("FOG") Phase 2: Expanded Camelina, onsite oil extraction
Storage Capacity	Total storage tanks capable of storing up to 3.3MM barrels of feedstock and product



San Francisco
313mi
280mi
Railroad
Road
Bakersfield
277mi
120mi
Los Angeles



21

(1) Nameplate capacity refers to feedstock processing capacity.
(2) Includes opex, working capital, acquisition costs, capitalized interest and an estimated contingency of $22 million.
(3) Excludes $31 million that has been incurred to date, but not yet spent.

Global clean energy

Downstream Operations Cont'd

Our downstream operations benefit from a variety of key strategic attributes

Key Bakersfield Biorefinery Attributes

Located within a **large demand center** (San Joaquin Valley) within **close proximity** to Los Angeles and San Francisco

Over 2/3rds of the **500+ contiguous acre** site is unused and available for future operational **expansion projects**

Valuable existing permitting portfolio, including land use, air, and infrastructure for grid power, water, gas, water treatment, disposal, which is expected to allow for **reduced time to market**

Ease of scalability due to oversized infrastructure footprint, including excess rail, storage and utilities capacity

RD is sold to **ExxonMobil** and backstopped by a **volume commitment** for **~50%** of expected run-rate RD production

Ability to refine a variety of feedstock, including our **proprietary** Camelina, **enhances cost control** and **supply assurance**

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Global clean energy

Growth Strategy

Global Clean is pursuing multiple strategic avenues to long-term growth

Camelina Development
- Accelerate Camelina development
- Grow **local and regional** feedstock relationships
- Expand purpose grown Camelina to greater overall percentage of feed demand

Bakersfield Biorefinery
- Target online date in **Q1 2022**
- Continue managing Engineering, Procurement & Construction ("EPC") process to begin RD output and delivery

Midstream Agriculture Assets
- Grain elevation, cleaning and storage assets located near **primary** Camelina agricultural regions
- Focus on Northern Plains, Pacific Northwest and Midwest

Onsite Crush Plant
- Crush Camelina and soybeans onsite, **removing the need to pay for toll-processing**
- Benefits: feedstock cost, **lower CI**, waste stream utilization, meal sales, corporate credits and **supply certainty**

Hydrogen Plant Expansion
- **Solution to hydrogen capacity constraint** on RD production, production from 150 to 210 MMGPY
- **More efficient** Steam Methane Reforming, **reducing the CI** of output and lower natural gas costs
- Surplus H2 to market or to further expansion of the Biorefinery

Carbon Capture
- Capture **65% to greater than 95%** of CO2 sequestration and synthetic fuels production
- Permit case complete, pending submission to SJV Air District
- Potential to benefit from Section 45(Q) tax credit for carbon sequestration

Biorefinery Expansion
- Total estimated cost of $250MM[1]
- **Increases capacity** by an additional **15,000+ BPD**

Waste Heat Recovery to Power
- **Use waste heat** to generate electricity and steam for the facility

Solar PV
- **Displace grid energy** with solar electricity produced onsite


Strategy to Long-term Sustainability
Current Development
Phase II Growth
Phase III Growth

(1) CapEx projections are included herein for illustrative purposes only; actual expenditures are likely to vary.

23

GCEH – CapEx Overview 24 Projected CapEx Proposed Timing CI Score Improvement Margin Improvement ~$430MM (1) ($279MM spent (2) ) Q1 2022 $ 130 MM (3) 2023 $ 160MM (3) 2024 $100MM (3) 2025 Source: Company forecast model. (1) Majority of CapEx to be spent on Bakersfield Refinery. Includes opex, working capital, acquisition costs, capitalized interest and an estimated contingency of $22 million. (2) Excludes $31 million that has been incurred to date, but not yet spent. (3) CapEx projections are included herein for illustrative purposes only; actual expenditures are likely to vary.

Appendix

Independent Audit Committee Compensation Committee Governance Committee Martin Wenzel Director David Walker Independent Director SLAE Inc. Phyllis Currie Independent Director Susan Anhalt Independent Director Richard Palmer CEO, President & Founder Prior Experience Education Board of Directors Overview 26

Richard Palmer Chief Executive Officer, President & Founder 35+ years of experience in renewables & commodity management Senior Management Overview 27 Mike Karst Vice President, SusOils 35+ years of experience in agronomy sales, marketing & management Tom Rizzo Senior Vice President, BKRF Previously General Manager of Shell Martinez Refinery Ralph Goehring Vice President, Chief Financial Officer 17+ years of experience as public company CFO Noah Verleun Executive VP, Development & Regulatory Affairs 12 years of experience with GCEH in commercial & regulatory

GCEH Summary Revenue Model



105 MMGPY of RD ("POA Volumes")
RD volumes >105 MMGPY ("TPA Volumes")
RINs/LCFS on POA Volumes(1)
Global Clean Energy Holdings
ExxonMobil
BKRF
Camelina Oil Transfer Pricing with Advantaged CI Value Sharing
SusOils
Market-based fees on TPA volumes
Defined Margin on POA Volumes

BKRF
(+) Defined Margin on POA Volumes
(+) Defined Upside Sharing on POA Volumes
(+) Market-based Revenue on TPA Volumes
(+) Market-based Revenue on Co-Products
Total BKRF Revenue
(-) Feedstock cost(2)
(-) OpEx on Total Volumes
(-) SG&A
Total BKRF EBITDA

SusOils
(+) Camelina Oil Transfer Pricing
(+) Certified Camelina Seeds Sales
(+) Camelina Meal Sales
Total SusOils Revenue
(-) Camelina Grain Purchases
(-) Camelina Shipping Costs
(-) Camelina Extraction
(-) Other
Total SusOils EBITDA

Global clean energy

Note: Not an exhaustive business model. Created for illustrative purposes only. Does not include Crush plant associated revenues / costs in SusOils.
(1) While all RINs/LCFS are transferred to ExxonMobil, GCEH is compensated for TPA-related RINs/LCFS credits.
(2) Varies by contract (POA vs. TPA).

28

Camelina 101

Camelina Overview

Camelina is a **fast-growing**, **low input**, dryland farmed crop traditionally grown in **rotation** with wheat and other row crops



27	1,150	75 – 125
proprietary patents & patent applications	certified seed acres under production	RD equivalent gallons per acre of Camelina grain

2013	Approved as an advanced biofuel feedstock and **granted a pathway** under the U.S. EPA RFS program
2016	Granted **first-of-its-kind** pathway from CARB
2020	Commenced commercial crop production & produced enough Camelina grower (certified) seed for **2021 planned plantings**

Advantages of Camelina

Ideal Rotation Crop

- Grown on **empty (fallow) land** in wheat field **rotation cycle**
- Gives farmers **additional revenue**
- Existing equipment can be utilized
- Does **not displace food** or create indirect land use change

Low Water Consumption

- Grows with less than **10"** annual rainfall
- **Grown** only on **dry land, does not compete** for scare **water resources**
- Tolerant to **low** nitrogen conditions



Millions of Acres

- Over **15 years** of commercial cultivation **in 24 states plus Canada**
- **15,000,000 target** U.S. acres
- **Millions** more **acres worldwide**

Regulatory Approvals

USDA

- USDA crop **insurance eligible**
- USDA **labeled & approved** plant protection chemicals

- RFS **pathway approval** for conversion into **D5 and D4 for RIN** generation & compliance

FDA

- FDA **approved** for meal as a livestock feed additive

AIR RESOURCES BOARD

- **Lowest CI** virgin feedstock pathway **approval** under CA's LCFS
- Approval applies only to GCEH's **patented** plant varieties

29

Global clean energy

▪ Camelina yields ~2,000 pounds of grain production per acre ▪ Camelina grain yields a much higher percentage of oil relative to soybeans ( 38% vs. 19%) ▪ Each acre of Camelina grain results in 800 pounds of Camelina oil (or 106 gallons of Camelina oil) ▪ Each acre of Camelina grain results in an RD equivalent of 102 gallons Camelina Commercial Acreage Development Increase in Camelina Grain Production Increase Camelina Oil F eedstock to be Used by Biorefinery 38% 19% 60% 73% 2% 8% Camelina Soybean Oil % Meal % Other % 110,000 250,000 11.0 25.1 0 5 10 15 20 25 30 0 50,000 100,000 150,000 200,000 250,000 300,000 2021 2022 Targeted Commercial Acreage RD Equivalent Produced (MMgal) Acreage RD Equivalent Produced (MMgal) Low Base High Camelina grain production per acre (lbs/acre ) (2) 1,500 2,000 2,500 Camelina oil produced per acre (lbs/acre ) (3) 600 800 1,000 Camelina oil produced per acre (gal/acre ) (4) 80 106 133 RD equivalent per acre (gal/acre ) (5) 75 102 125 Camelina Statistics Camelina vs soybean oil yield per pound Camelina Acreage & Equivalent RD Summary (1) Select Camelina Production Metrics Camelina 101 Cont’d 30 (1) The company has enough c ertified seed for grain production in 2021 and certified seed production acreage in 2021 for acreage in 2022. (2) Assumes a range of 1,500 - 2,000 lbs of Camelina oilseed (grain) produced. (3) Assumes ~40% oil content. (4) Assumes 7.5 lbs of Camelina Oil per gallon. (5) Assumes an 94% feedstock to renewable diesel conversion.

Renewable Diesel Overview

RD has a number of advantages over both petroleum-based diesel and biodiesel

What is Renewable Diesel?

- **Biomass-based** fuel
- Uses:
  - **Modern diesel engines**
  - Home heating
- Development:
  - Feedstocks include **Camelina**, soybean oil, used cooking oil, tallow or various vegetable oils
  - Feedstock is hydrotreated and isomerized
  - Produces a **cleaner fuel** that is chemically identical to petroleum-based diesel

How is RD different from other biofuels?(1)

- RD **does not have a blend wall** like biodiesel (i.e. B5 and B20)
- Unlike biodiesel, RD has:
  - **Better** cold weather performance
  - **Better** water absorption
  - **Lower** microbial growth issues

Diesel Type Comparison	USLD	Biodiesel	RD
% Oxygen	0	11	0
Specific Gravity	0.84	0.88	0.78
Sulfur Content, ppm	<10	<1	<1
Heating Value, MJ/kg	43	38	44
Cloud Point, deg. C	-5	-5 to +15	-20 to +20
Cetane	40	50 - 65	70 - 90
Stability	Good	Marginal	Good

What is RD used for?

- RD is **chemically identical** to petroleum-based diesel
- RD can utilize the same infrastructure and function as a drop-in, **100% replacement** for petroleum-based diesel
- Lower levels of contaminants enable RD to burn cleaner than petroleum-based diesel, **reducing emissions by up to ~33%**
- RD alleviates engine maintenance issues
- RD qualifies under the **RFS**, **BTC** and **LCFS** renewable incentive programs

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(1) UOP/Honeywell

Global clean energy

Renewable Fuel Standards ("RFS") Overview

Program Summary

- Enacted by Congress in 2005, the RFS program establishes **minimum renewable volumes** to be blended into traditional petroleum-based fuel products
- To comply with the program, a refiner or importer of gasoline or diesel fuel must either **blend renewable fuel** into transportation fuel or **obtain a credit** ("Renewable Fuel Number" or "RIN") to meet its Renewable Volume Obligation ("RVO")
- Renewable fuel types are categorized by **"D-Code"** which fulfill different RVO categories.
- RVOs are established **annually** by the EPA and determine the percentage renewable blend threshold and corresponding RINs an obligated party **must obtain for compliance**
- RINs can be generated by blending renewable fuel products with petroleum-based fuels. Once generated, the blender can **sell the RINs independently** from the fuel product

RFS Overview

Renewable Fuel Standard Volume Requirements (12/19/2019)

Fuel Type (Bgal)	2017	2018	2019	2020	2021
Biomass-Based Diesel	2.00	2.10	2.10	2.43	2.43
Cellulosic Biofuel	0.31	0.29	0.42	0.59	N/A
Advanced Biofuel	4.28	4.29	4.92	5.09	N/A
Renewable Fuel	19.28	19.29	19.92	20.09	N/A

Renewable Fuel Standard D-Codes and Obligation Standard Threshold

	D-Code	Cellulosic Biofuel	Biomass-Based Diesel	Advanced Biofuel	Total Renewable Fuel
Cellulosic Biofuel	3	✓		✓	✓
Biomass-Based Diesel	4		✓	✓	✓
Advanced Biofuel	5			✓	✓
Renewable Fuel	6				✓
Cellulosic Diesel	7	✓	✓	✓	✓



Renewable Fuel Producer
Renewable fuel created
RINs generated
Renewable Fuel
Attached RINs
Renewable fuel blended with non-renewable fuel
Blender
Blended Fuel
Service Station
Separated RINs
RINs are separating due to fuel binding
Retired RINs
Purchased RINs are retired to fulfill RVO
Non-Renewable Fuel Refinery or Importer
Non-renewable fuel created or imported
RVO incurred
Non-Renewable Fuel
RVO
RVO Fulfilled

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Source: EPA, CARB, EIA.

Global clean energy

▪ LCFS and similar programs target a reduction in carbon intensity (“CI”) as measured by the direct and indirect greenhouse gas (“GHG”) emissions produced from producing transportation fuels ▪ Multiple U.S. and foreign jurisdictions have implemented versions of LCFS programs to incentivize lower CI by requiring credits to offset high carbon emissions ▪ LCFS operates alongside other programs (RFS, BTC, etc.) provides additional financial benefit to those companies that produce renewable fuels and qualifying credits California Oregon Washington 1.25% Annual reduction by 2030 10% reduction of 2015 GHG intensity by 2025; 20% by 2030 2021 adoption: 95% reduction in GHG emissions by 2050 British Columbia 20% reduction of 2010 levels by 2030 Germany 40% reduction of 1990 levels by 2025 Brazil 37% reduction of 2005 GHG levels by 2025 Program Summary California Performance (Reduction in CI) U.S. Programs Other Programs Low Carbon Fuel Standard (“LCFS”) Overview 33 Source: EPA, CARB, EIA.

Program Summary ▪ The Blenders Tax Credit (also called the “Biodiesel Tax Credit” or “BTC” ) currently provides qualified producers a tax credit of $1.00 per gallon when the required amount of biodiesel or renewable diesel is blended with petroleum diesel for use in trade or business ▪ The BTC acts to incentivize production and support revenue for qualified producers . The incentive must first be taken as a credit against the blender's fuel tax liability and any excess over this tax liability may be claimed as a direct payment from the Internal Revenue Service ▪ Initially enacted under the American Jobs Creation Act of 2004, Congress has extended or retroactively applied the program five times since 2011 ▪ Although currently set to expire in 2022, legislation introduced in both the House of Representatives and U.S. Senate on May 25, 2021 aims to extend the current blenders credit through 2025 (1) Program History 1. Jan 2013: American Taxpayer Relief Act of 2012 2. Dec 2014: Tax Increase Prevention Act of 2014 3. Dec 2015: Consolidation Appropriation Act, 2016 4. Feb 2018: Bipartisan Budget Act of 2018 5. Dec 2019: Consolidated Appropriations Act, 2019 6. May 2021: Biodiesel Tax Credit Extension Act of 2021 (2) 1 2 3 4 5 Retroactive Application Program Extension Blenders Tax Credit (“BTC ”) Overview 34 Source: EIA, U.S. Congress. Note: The Biodiesel Tax Credit Extension Act of 2021 has been introduced but has yet to pass through Congress. (1) Biodiesel Tax Credit Extension Act of 2021 and companion legislation . (2) Senators Chuck Grassley (R - Iowa) and Maria Cantwell (D - Washington) introduced the bill in the Senate and Cindy Axne (D - Iowa) and Mike Kelly (R - Pennsylvania) introduced the bill in the House. 6

Glossary 35 Term Definition AB 32 California’s Global Warming Solutions Act of 2006 AB 398 An extended version of AB 32 to include a 40% GHG reduction target in 2030 and an 80% reduction target in 2050 ASTM American Society for Testing and Materials International, an organization that develops and delivers international voluntary consensus standards, including United States standards for fuel B2, B5, B6, B10, B11, B99.9, and B100 Refers to blends of biodiesel with petroleum - based diesel. The number represents the biodiesel percentage of the blend. For instance, a blend of 5% biodiesel and 95% petroleum - based diesel would be represented as B5 Bakersfield Refinery The renewable diesel facility currently owned by the Company and expected to be completed in 2022 BTC Blender’s Tax Credit, the federal excise tax credit of $1.00 per gallon of biodiesel that is available to the person who blends biodiesel with petroleum - based diesel CA Carbon Allowances as defined through CARB’s Cap - and - Trade Program Camelina Camelina Sativa, an expected feedstock at the Bakersfield Biorefinery CARB California Air Resources Board CBOT Chicago Board of Trade Term Definition CI or CI Score Carbon Intensity and is a measurement of all total hydrocarbons versus the amount of energy consumed CO Carbon Monoxide CO2 Carbon Dioxide D3 Cellulosic Biofuel, produced from cellulose, hemicellulose, or lignin and must meet a 60% lifecycle GHG reduction as defined by the EPA’s RFS D4 Biomass - based Diesel and must meet a 50% lifecycle GHG reduction as defined by the EPA’s RFS D5 Advanced Biofuel, produced from a non - corn starch, renewable biomass and must meet a 50% lifecycle GHG reduction as defined in the EPA’s RFS D6 Corn - based Ethanol, derived from corn starch and must meet a 20% lifecycle GHG reduction as defined in the EPA’s RFS Distillate Fuel Involves two products: low - sulfur distillate, which is used as a transportation fuel (diesel) for on - highway vehicles, and high - sulfur distillate, which is used for space heating (heating oil) in the residential and commercial sectors and as a fuel for other stationary (non - transportation) applications in the commercial, industrial, and electricity generation sectors EIA United States Energy information Association

Glossary 36 Term Definition EPA Environmental Protection Agency EPC Engineering, Procurement & Construction ESG Environmental, Social, and Governance practices ExxonMobil ExxonMobil Oil Corporation FOG Fats / Oils / Grease GHG Greenhouse Gas emissions LCFS Low Carbon Fuel Standard, a market - based incentive program intended to reduce the carbon intensity of transportation fuels within the state of California mmgy Million gallons per year MOU Memorandum of Understanding MT Metric Ton NOx Nitrogen Oxides Nameplate Production Capacity The production capacity of a particular facility based on the expected annual throughput in gallons based upon producing at 100% of design capacity for approximately 330 days per year using a particular feedstock Term Definition Product Offtake Agreement The product offtake agreement exclusively signed with ExxonMobil in April 2019 RD Renewable Diesel RIN or RINs Renewable Identification Numbers to define D4 and D5 RFS Renewable Fuel Standard described in the Energy Policy Act of 2005 enacted by U.S. Congress and administered by the EPA RFS2 The expanded RFS biofuels mandate described in the Energy Independency and Security Act of 2007 enacted by U.S. Congress and administered by the EPA SAF Sustainable Aviation Fuel SusOils Sustainable Oils, Inc., a subsidiary and operating partner of the Company TPA The Term Purchase Agreement with ExxonMobil signed on April 20, 2021 granting ExxonMobil the right to purchase additional renewable diesel from the Bakersfield Biorefinery ULSD Ultra - Low Sulfur Diesel

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